UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2004

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 689-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On December 28, 2004, the Board of Directors of KeyCorp authorized the registrant to take steps to address the requirements of the recently enacted American Jobs Creation Act of 2004 (the “Act”). Specifically, the Board approved the freezing of certain KeyCorp nonqualified deferred compensation plans and approved the establishment of new plans with terms and conditions that are substantially similar to those of the frozen plans, but which are designed to comply with the Act and Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

(a) On December 28, 2004, KeyCorp executed an amendment to freeze future accruals, deferrals and contributions to the KeyCorp Deferred Compensation Plan and to cease all additional deferrals and contributions to such Plan after December 31, 2004. The purpose of the amendment is to preserve all Plan participants’ earned and vested benefits as of December 31, 2004 under existing Plan provisions and the law in effect prior to the enactment of the Act.

In conjunction with the foregoing, a new KeyCorp Second Deferred Compensation Plan has been established effective January 1, 2005. The KeyCorp Second Deferred Compensation Plan allows a certain select group of KeyCorp employees to defer all or any portion of eligible annual incentive compensation awards and up to 50% of the employee’s eligible salary to the Plan. KeyCorp provides a matching contribution on participant amounts deferred. Employee deferrals are credited with earnings, gains or losses based on the performance of investment funds in which the employee may invest his or her deferrals on a bookkeeping basis. KeyCorp matching contributions are invested, on a bookkeeping basis, in a Plan KeyCorp common stock fund. Distributions under the Plan are limited to employees’ termination of employment, death, disability, or hardship. Elections to participate in the Plan must be made by the employee in conjunction with the election requirements of the Act.

(b) On December 28, 2004, KeyCorp executed an amendment to freeze future accruals, deferrals and contributions to the KeyCorp Director Deferred Compensation Plan and to cease all future deferrals of director fees to such Plan after December 31, 2004. The purpose of the amendment is to preserve Plan participants’ earned and vested benefits as of December 31, 2004 under existing Plan provisions and the law in effect prior to the enactment of the Act.

In conjunction with the foregoing, a new KeyCorp Second Director Deferred Compensation Plan has been established effective January 1, 2005. The KeyCorp Second Director Deferred Compensation Plan allows directors of KeyCorp to defer all or any portion of their director fees to the Plan on an annual basis. Distributions from the Plan are limited to a time certain, death, and upon Change of Control (provided an election for such distribution has been provided to KeyCorp within 30 days of first becoming a Director of KeyCorp). Elections to participate in the Plan are subject to the requirements of the Act.

(c) On December 28, 2004, KeyCorp executed an amendment to freeze future accruals, deferrals and contributions to the KeyCorp Supplemental Retirement Plan and cease all additional accruals to such Plan after December 31, 2004. The purpose of the amendment is to preserve all Plan participants’ earned and vested benefits as of December 31, 2004 under existing Plan provisions and the law in effect prior to the enactment of the Act.

In conjunction with the foregoing, a new KeyCorp Second Supplemental Retirement Plan has been established effective January 1, 2005. The KeyCorp Second Supplemental Retirement Plan provides a very limited, select group of KeyCorp employees with an additional nonqualified supplemental retirement benefit that is in addition to the nonqualified retirement benefit provided to the employees under the frozen KeyCorp Supplemental Retirement Plan (and offset from the benefit provided the employee under the KeyCorp Second Supplemental Retirement Plan).

(d) On December 28, 2004, KeyCorp executed an amendment to freeze future accruals, deferrals and contributions to the KeyCorp Supplemental Retirement Benefit Plan for Key Executives and cease all additional accruals to such Plan after December 31, 2004. The purpose of the amendment is to preserve Plan participants’ earned and vested benefits as of December 31, 2004 under existing Plan provisions and the law in effect prior to the enactment of the Act.

In conjunction with the foregoing, a new KeyCorp Second Supplemental Retirement Benefit Plan for Key Executives has been established effective January 1, 2005. The KeyCorp Second Supplemental Retirement Benefit Plan for Key provides a single select employee of KeyCorp with an additional nonqualified supplemental retirement benefit that is in addition to the nonqualified supplemental retirement benefit provided to the employee under the frozen KeyCorp Supplemental Retirement Benefit Plan for Key Executives (and offset from the benefit provided the employee under the KeyCorp Second Supplemental Retirement Benefit Plan for Key Executives).

(e) On December 28, 2004, KeyCorp executed an amendment to freeze all future accruals, deferrals and contributions to the KeyCorp Excess Cash Balance Pension Plan and cease all additional accruals to such Plan after December 31, 2004. The purpose of the amendment is to preserve all Plan participants’ earned and vested benefits as of December 31, 2004 under existing Plan provisions and the law in effect prior to the enactment of the Act.

In conjunction with the foregoing, a new KeyCorp Second Excess Cash Balance Pension Plan has been established effective January 1, 2005. The KeyCorp Second Excess Cash Balance Pension Plan provides a select group of KeyCorp employees with a nonqualified pension benefit that is generally in excess of the employee’s qualified pension plan benefit that is limited by the compensation limits of Section 401(a)(17) of the Code, and the accrual limitations of Section 415 of the Code.

(f) On December 28, 2004, KeyCorp executed an amendment to freeze future accruals, deferrals and contributions to the KeyCorp Excess 401(k) Savings Plan and cease all additional deferrals and contributions to such Plan after December 31, 2004. The purpose of the amendment is to preserve all Plan participants’ earned and vested benefits as of December 31, 2004 under existing Plan provisions and the law in effect prior to the enactment of the Act.

In conjunction with the foregoing, a new KeyCorp Second Excess 401(k) Savings Plan has been established effective January 1, 2005. The KeyCorp Second Excess 401(k) Savings Plan permits a certain select group of KeyCorp employees to defer up to 6% of their compensation to the Plan once the employee has reached the compensation limitations mandated under the qualified KeyCorp 401(k) Savings Plan. KeyCorp provides up to a 6% matching contribution on participant amounts deferred to the KeyCorp Second Excess 401(k) Savings Plan. Matching contributions must be invested, on a bookkeeping basis in the Plan’s common stock account. Participant deferrals may be invested, on a bookkeeping basis, in the Plan’s various investment accounts.

(g) On December 28, 2004, KeyCorp executed an amendment to freeze future accruals, deferrals and contributions to the KeyCorp Executive Supplemental Pension Plan and cease all additional accruals to such Plan after December 31, 2004. The purpose of the amendment is to preserve all Plan participants’ earned and vested benefits as of December 31, 2004 under existing Plan provisions and the law in effect prior to the enactment of the Act.

In conjunction with the foregoing, a new KeyCorp Second Executive Supplemental Pension Plan has been established effective January 1, 2005. The KeyCorp Second Executive Supplemental Pension Plan provides a very limited, select group of KeyCorp employees with a nonqualified supplemental retirement benefit that is in addition to and offsets the nonqualified supplemental retirement benefit provided to the employees under the frozen KeyCorp Executive Supplemental Pension Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)
Date: January 3, 2005	/s/ Lee Irving

	By:	Lee Irving Executive Vice President and Chief Accounting Officer